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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders February 28, 2014

# Invesco Senior Loan Fund

Nasdaq:
A: VSLAX ■ B: VSLBX ■ C: VSLCX ■ Y: VSLYX ■ IB: XPRTX ■ IC: XSLCX

2 Performance Summary
2 Management Discussion
4 Long-Term Fund Performance
5 Supplemental Information
9 Schedule of Investments
25 Financial Statements
28 Notes to Financial Statements
37 Financial Highlights
44 Auditor's Report
45 Fund Expenses
46 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

This is the annual report for Invesco Senior Loan Fund (the Fund) for the fiscal year ended February 28, 2014. For the fiscal year, the Fund at net asset value produced positive returns that outpaced its benchmark, the CS Leveraged Loan Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.58%
Class B Shares	7.72
Class C Shares	6.93
Class Y Shares*	2.22
Class IB Shares	7.84
Class IC Shares	7.83
CS Leveraged Loan Index‚	5.54

Source(s): ‚Invesco, Bloomberg L.P.

*	Share class incepted during the reporting period. Performance shown is from 11/8/13 to 2/28/14. See page 4 for a detailed explanation of Fund performance.

How we invest

The Fund seeks to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans (senior loans). Senior loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes, which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility. We believe a highly diversified pool of senior loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

    Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

Portfolio Composition†
By credit quality, based on total investments*

BBB	0.3%
BBB-	0.9
BB+	5.7
BB	13.9
BB-	13.8
B+	19.1
B	25.4
B-	7.7
CCC+	4.6
CCC	0.6
CCC-	0.9
Not Rated	5.2
Equity	1.9

Top 5 Fixed Income Issuers
1. Asurion LLC	2.4%
2. Reynolds Group Holdings Inc.	2.0
3. First Data Corp.	1.8
4. Kinetic Concepts, Inc.	1.7
5. Valeant Pharmaceuticals International, Inc.	1.7

Total Net Assets	$1.3 billion
Total Number of Holdings*	526

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
■	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

    We attempt to construct the portfolio using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers, traders and analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continually monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

For the fiscal year ended February 28, 2014, the senior secured loan market delivered a high level of current income with modest asset price volatility. Most notably, loans provided investors with positive absolute returns and some price protection during the taper-talk filled months of May and June of 2013.

    Demand for senior loan funds remained strong during the reporting period due to a number of factors, including limited duration risk, attractive current yield and an improving economic outlook.

    While interest rate risk remained at the forefront of investor allocation decisions, stable fundamentals provided some support for risk-based assets. Underlying corporate earnings remained strong. Growth rates ticked up steadily. And issuers accessed the capital markets to further

2                Invesco Senior Loan Fund

improve their balance sheets and strengthen cash reserves. This provided the underpinnings for low defaults and stable corporate performance during 2013.

    With positive economic trends and strong loan demand, we began to see an increase in issuer-friendly transactions during the last quarter of the year. As a result, average leverage levels for loan issuers increased slightly. While increasing leverage has historically indicated market peaks, we believe the economy is still in the middle of its recovery and that conditions will allow issuers to deleverage and generate sufficient cash flows to remain appropriately valued.

    One of the unique features of the senior secured loan asset class is that it provides investors with a positive component when interest rates rise. The London Interbank Offered Rate (Libor) component of a senior secured loan interest payment is reset according to the loan contract – typically every 30 to 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. The historically low Libor rates we have seen of late have had a negative impact on the performance of senior secured loans. While the US Federal Reserve (the Fed) has maintained an accommodative monetary policy amid concerns of a slowing economic recovery, we believe that Libor rates will increase at some point in the future.

    As always, we sought to be prudent in positioning the Fund with respect to credit quality and leverage. During the fiscal year, we continued to favor B-rated† credits given our view that the economy is likely to continue improving. At the same time, we held our leverage targets relatively constant throughout the year. Our decision to exit many print media names hurt the Fund’s performance relative to the CS Leveraged Loan Index, as they outperformed during 2013. However, this decision did not hurt our performance relative to peers, as most of our competitors had similar experience with these loans. We ended the fiscal year underweight the Fund’s benchmark in health care, given our view that this sector is well priced despite facing the possibility of systemic structural changes.

    During the reporting period, the Fund used a modest amount of leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high. As of the close of the reporting period, leverage accounted for 16% of the Fund’s net asset value plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    In our view, recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals. We have not materially altered the use of leverage in the Fund as we believe it is difficult to “time” technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research.

    While senior secured loans have features that help mitigate interest rate risk, the Fund may be subject to interest rate risk. Generally, interest rate risk refers to the tendency of the value of fixed income securities to fall when interest rates rise. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Senior Loan Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio manager, is manager of Invesco Senior Loan Fund. He joined Invesco in 1999. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Thomas Ewald Portfolio manager, is manager of Invesco Senior Loan Fund. He joined Invesco in 2000. He earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Philip Yarrow Chartered Financial Analyst, portfolio manager, is manager of Invesco Senior Loan Fund. He joined Invesco in 2010.
Mr. Yarrow earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

3                Invesco Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/28/14, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	3.01%
5 Years	15.73
1 Year	4.10

Class B Shares
Inception (2/18/05)	2.78%
5 Years	15.95
1 Year	4.72

Class C Shares
Inception (2/18/05)	2.64%
5 Years	15.69
1 Year	5.93

Class Y Shares*
Inception (11/8/13)	2.22%

Class IB Shares
Inception (10/4/89)	5.07%
10 Years	3.72
5 Years	16.56
1 Year	7.84

Class IC Shares
Inception (6/13/03)	4.47%
10 Years	3.69
5 Years	16.53
1 Year	7.83
* Return is cumulative total return that has not been annualized.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class IB and Class IC shares was 1.94%, 1.94%, 2.69%, 1.69%, 1.69% and 1.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	2.94%
5 Years	17.13
1 Year	5.11

Class B Shares
Inception (2/18/05)	2.71%
5 Years	17.28
1 Year	5.65

Class C Shares
Inception (2/18/05)	2.56%
5 Years	17.03
1 Year	6.85

Class Y Shares*
Inception (11/8/13)	1.07%

Class IB Shares
Inception (10/4/89)	5.06%
10 Years	3.83
5 Years	18.00
1 Year	9.05

Class IC Shares
Inception (6/13/03)	4.42%
10 Years	3.80
5 Years	17.94
1 Year	8.75
* Return is cumulative total return that has not been annualized.

    Class A share performance reflects the maximum 3.25% sales charge. Prior to November 30, 2010, Class B share performance reflects an early withdrawal charge of 3% in the first year after purchase and declines to 0% after year five. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares, Class IC shares and Class B shares (after November 30, 2010) are not continuously offered and have no early withdrawal charges. Class Y shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value. Class Y shares do not have early withdrawal charges.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses for Class A, Class B and Class C shares in the past, returns would have been lower.

4                         Invesco Senior Loan Fund

Invesco Senior Loan Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class IB and Class IC shares are not continuously offered and have no early withdrawal charges.
■	Effective November 30, 2010, Class B shares are no longer continuously offered. Class B Shares purchased prior to November 30, 2010 are subject to an early withdrawal charge.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	No trading market for shares risk. The Fund is a closed-end investment company designed for long-term investors. The Fund does not intend to list the shares for trading on any national securities exchange. While there is no restriction on transferring the shares, there is not expected to be any secondary trading market in the shares. The shares are illiquid. There is no guarantee that you will be able to resell to the Fund all of the shares that you desire to sell at any particular time in any repurchase offer by the Fund.
■	Senior loans risk. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the adviser.

    Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many senior loans. As a result, many senior loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many are of a large principal amount and are held by a large number of owners. In the adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing senior loans has increased. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Other than certain restrictions on the amount of illiquid securities during certain periods of a repurchase offer, the Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund’s assets invested in senior loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of shares. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per share. Illiquid securities are also difficult to value.

    If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of the adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

    Selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

    Should an agent or lender positioned between the Fund and a borrower become insolvent or enter Federal Deposit Insurance Corporation receivership or bankruptcy, where the Fund is an original lender or has purchased an assignment, any interest of such person in the senior loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person’s estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

    Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of senior loans.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

5                Invesco Senior Loan Fund

continued from page 5

■	Borrower credit risk. Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a potential decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund’s net asset value.

The Fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans of borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating senior loans, and senior loans in the Fund’s portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in senior loans of borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as “junk bonds.” Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, the adviser may consider the rating when evaluating the senior loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the adviser’s credit analysis abilities. Because of the protective terms of senior loans, the adviser believes that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities. The values of senior loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such senior loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on senior loans of such borrowers.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

■	Investment in non-US issuers risk. The Fund may invest up to 20% of its total assets, measured at the time of investment, in senior loans to borrowers that are organized or located in countries other than the United States provided that no more than 5% of these senior loans or other assets are non-US dollar denominated. Investment in non-US issuers involves special risks, including that non-US issuers may be subject to less rigorous accounting and reporting requirements than US issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-US dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the US dollar and non-US currencies may negatively affect an investment. The value of investments denominated in non-US currencies may fluctuate based on changes in the value of those currencies relative to the US dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-US dollar denominated senior loans or other securities received as part of a reorganization or restructuring.
■	Warrants, equity securities and junior debt securities risk. Warrants, equity securities and junior debt securities have a subordinate claim on a borrower’s assets as compared with senior loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of senior loans and thus may increase the volatility of the Fund’s net asset value.

■	Participations risk. The Fund may purchase participations in senior loans. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. Certain participations in senior loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in participations in senior loans.
■

Repurchase offer risks. If the Fund repurchases more shares than it is able to sell, the Fund’s net assets may decline and expense ratios may increase and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell and the Fund may be forced to sell Fund assets that may have declined in value. Such sales may affect the market for the assets being sold, which in turn, could diminish the value of an investment in the Fund. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares for repurchase by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares

6                Invesco Senior Loan Fund

tendered on a pro-rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Fund will repurchase more shares than it is able to sell.

■	Structured products risk. The Fund may invest in structured notes, CLN, CDS and other types of structured investments. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the borrower. The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a structured product derived from a senior loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund.

When the Fund acts as a seller of a credit default swap agreement, it is subject to the risk that an adverse credit event may occur with respect to the reference obligation and the Fund may be required to pay the buyer the full notional value of the reference obligation net of any amounts owed to the Fund by the buyer under the swap. If the Fund is a buyer of a CDS and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. The Fund may exit its obligations under a CDS only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting CDS position, which may cause the Fund to incur more losses. Swaps are subject to new federal legislation that is being implemented through rulemaking by the Securities and Exchange Commission and the Commodity Futures Trading Commission which may adversely impact the swap market generally or the Fund’s ability to use swaps.

The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

■	Financial leverage risk. The Fund is authorized to utilize financial leverage to the maximum extent allowable under the 1940 Act. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the common shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the adviser believes to be an unlikely scenario), the common shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the common shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the common shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of common shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowing. Further, the terms of such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

Subject to the restrictions of the 1940 Act, the Fund may “releverage” through incurrence of new borrowing, or the reissuance of preferred shares and in connection with which the Fund, and indirectly the common shareholders, would incur the expenses of such releveraging. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to common shareholders.

Although the Fund does not have any immediate intention to do so, the Fund may in the future issue preferred shares as a form of financial leverage. Any such continued on page 8

7                Invesco Senior Loan Fund

continued from page 7

preferred shares of the Fund would be senior to the Fund’s common shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividend and liquidating distributions. It is presently believed that any such preferred shares of the Fund would not be listed on any exchange and would be bought and sold in auctions through participating broker-dealers. If the Fund were to issue preferred shares, the Fund could be subject to, among other things, (i) more stringent asset coverage provisions, (ii) restrictions on certain investment practices and (iii) the imposition of certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements in connection with an investment grade rating for such preferred shares from one or more nationally recognized statistical rating shares by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses, as well as costs of interest payments and dividends on the leverage. Fees based on the net assets of the Fund (such as the Fund’s advisory and administrative fees) will not increase by adding leverage to the Fund. Certain other expenses of the Fund (such as custodian fees or portfolio transaction-related costs, which generally increase with any increase in the amount of assets managed by the Fund) are expected to marginally increase by adding leverage to the Fund. All of these costs and expenses will be borne by the Fund’s common shareholders and will reduce the income or net assets available to common shareholders. If the Fund’s current investment income were not sufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Fund might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the net asset value attributable to the Fund’s common shares. If there are preferred shares issued and outstanding, holders of the preferred shares will elect two trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the board of trustees in certain other circumstances.

The Fund may be converted to an open-end investment company only upon approval by the board of trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding shares entitled to vote, unless such transaction has been previously approved by the affirmative vote of at least two-thirds (66 2/3%) of the board of trustees, in which case the affirmative vote “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund with each class of shares voting, which requires the affirmative vote of the lesser of 50% of the outstanding shares or 67% of the shares present in person or by proxy, provided that at least 50% of the outstanding shares are present. Among other things, conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the common shares.

Certain other practices in which the Fund may engage, including reverse repurchase agreements, may also be considered leverage and subject to the Fund’s leverage policy. However, to the extent that the Fund segregates cash, liquid securities or liquid senior loans in an amount sufficient to cover its obligations with respect to such reverse repurchase agreements, they will not be subject to the Fund’s leverage policy.

The Fund’s Statement of Additional Information contains additional information about the Fund’s use of financial leverage.

■	Anti-takeover provisions risk. The Fund’s Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

About indexes used in this report

■	The CS Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
■	The London Interbank Offered Rate (Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                Invesco Senior Loan Fund

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–105.39%(a)(b)
Aerospace & Defense–2.57%
CAMP International Holding Co.,
First Lien Term Loan	4.75%	05/31/19	$2,361	$2,390,736
Second Lien Term Loan	8.25%	11/30/19	179	182,822
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18	3,234	3,283,843
Term Loan B-2	5.00%	11/02/18	1,270	1,290,003
IAP Worldwide Services, First Lien Term Loan(c)	0.00%	12/31/15	6,780	2,045,177
Landmark U.S. Holdings LLC,
First Lien Term Loan	4.75%	10/25/19	3,950	3,990,431
Term Loan	4.75%	10/25/19	266	269,210
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18	1,166	1,169,751
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18	3,458	3,475,168
Sequa Corp., Term Loan	5.25%	06/19/17	2,890	2,853,833
Transdigm Inc., Term Loan C	3.75%	02/28/20	10,386	10,445,805
Wesco Aircraft Hardware Corp., Term Loan B	3.25%	02/26/21	2,339	2,333,241
				33,730,020

Air Transport–0.74%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16	8,340	8,058,985
Revolver Loan(d)	0.00%	10/18/17	1,227	1,146,815
United Continental Holdings, Inc., Term Loan B	4.00%	04/01/19	542	546,091
				9,751,891

Automotive–4.29%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/20	1,082	1,085,836
August U.S. Holding Co., Inc.,
First Lien Term Loan B-1 (Acquired 05/03/12; Cost $994,918)	5.00%	04/27/18	1,009	1,015,357
Second Lien Term Loan (Acquired 05/04/12-10/08/13; Cost $1,469,139)	10.50%	04/29/19	1,476	1,516,682
Second Lien Term Loan (Acquired 05/04/12-10/08/13; Cost $481,036)	10.50%	04/29/19	483	496,613
Term Loan B-1 (Acquired 05/03/12; Cost $765,339)	5.00%	04/27/18	776	781,065
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	2,224	2,230,003
BBB Industries, LLC, Term Loan	5.50%	03/27/19	3,171	3,184,042
Chrysler Group LLC, Term Loan	3.50%	05/24/17	369	370,745
Dexter Axle Co., Term Loan	4.50%	02/28/20	1,998	1,988,194
Federal-Mogul Corp.,
Term Loan B	2.10%	12/29/14	10,411	10,349,833
Term Loan C	2.10%	12/28/15	5,486	5,453,887
Goodyear Tire & Rubber Co., Second Lien Term Loan	4.75%	04/30/19	3,831	3,877,046
Key Safety Systems, Inc., Term Loan	4.75%	05/09/18	2,555	2,584,184
Metaldyne, LLC, Term Loan	4.25%	12/18/18	3,373	3,402,761
TI Group Automotive Systems, LLC, Term Loan	5.50%	03/28/19	7,787	7,840,594
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/20	4,435	4,447,525
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18	4,401	4,344,029
Second Lien Term Loan	10.00%	10/09/19	1,271	1,239,655
				56,208,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverage & Tobacco–0.40%
DS Services of America, Inc., Term Loan B	5.25%	08/31/20	$1,787	$1,819,289
North American Breweries Holdings, LLC, Term Loan	7.50%	12/11/18	3,571	3,446,173
				5,265,462

Building & Development–2.71%
Axia Inc.,
PIK Second Lien Term Loan A (Acquired 05/30/08-12/31/13; Cost $1,426,069)(e)(f)	5.00%	03/11/16	521	521,072
Second Lien Term Loan B (Acquired 05/30/08; Cost $2,340,093)(e)	5.00%	03/12/16	814	813,704
Capital Automotive L.P.,
Second Lien Term Loan	6.00%	04/30/20	3,244	3,365,377
Term Loan B-1	4.00%	04/10/19	3,107	3,123,802
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan (Acquired 07/16/12; Cost $16,242)(d)	0.00%	02/28/17	16	5,736
PIK Exit Revolver Loan (Acquired 07/19/10-06/28/13; Cost $208,028)(f)	5.00%	02/28/17	208	73,460
Nortek, Inc., Term Loan	5.25%	04/26/17	981	987,101
Ply Gem Industries, Inc., Term Loan	4.00%	02/01/21	862	865,871
Quikrete Holdings, Inc.,
First Lien Term Loan	4.00%	09/28/20	7,047	7,081,251
Second Lien Term Loan	7.00%	03/26/21	1,190	1,227,017
Re/Max International, Inc., Term Loan	4.00%	07/31/20	2,653	2,657,913
Realogy Corp.,
Synthetic LOC	4.41%	10/10/16	1	631
Term Loan B	4.50%	03/05/20	11,256	11,304,184
Rhodes Ranch General Partnership, Term Loan (Acquired 11/23/05; Cost $805,008)	2.25%	03/31/16	196	178,588
Valleycrest Companies LLC, Term Loan	5.50%	06/13/19	1,218	1,230,668
WireCo WorldGroup Inc., Term Loan (Acquired 07/02/12; Cost $2,109,848)	6.00%	02/15/17	2,124	2,139,734
				35,576,109

Business Equipment & Services–9.76%
Advantage Sales & Marketing Inc.,
First Lien Term Loan	4.25%	12/18/17	206	206,968
Second Lien Term Loan	8.25%	06/18/18	663	674,166
Asurion LLC,
Incremental Term Loan B-1	4.50%	05/24/19	16,988	17,048,707
Incremental Term Loan B-2	3.50%	07/08/20	14,013	13,925,667
AVSC Holding Corp., First Lien Term Loan	4.50%	01/22/21	1,697	1,710,657
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/20	1,878	1,888,952
Second Lien Term Loan	7.50%	12/17/21	768	786,226
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17	408	410,175
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19	2,688	2,753,904
Catalina Marketing Corp., Term Loan	5.25%	10/12/20	2,808	2,831,618
Connolly, LLC, First Lien Term Loan	5.00%	01/29/21	3,698	3,744,619
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19	2,338	2,335,452
Second Lien Term Loan	8.75%	12/21/20	826	828,949
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	6,712	6,686,761
First Data Corp.,
Extended Term Loan	4.16%	03/24/21	3,066	3,073,888
Term Loan	4.16%	03/23/18	16,118	16,178,661
FS Funding AS (Denmark), Term Loan B12	3.75%	04/30/18	951	954,337
Genesys Telecom Holdings, U.S., Inc., Delayed-Draw Term Loan	4.50%	11/13/20	2,501	2,512,180
Information Resources, Inc., Term Loan	4.75%	09/30/20	2,757	2,772,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
Inmar, Inc.,
First Lien Term Loan	4.25%	01/27/21	$1,587	$1,584,725
Second Lien Term Loan	8.00%	01/27/22	197	198,118
Kronos Inc.,
First Lien Incremental Term Loan	4.50%	10/30/19	6,978	7,043,037
Second Lien Term Loan	9.75%	04/30/20	1,377	1,412,887
Lonestar Intermediate Super Holdings, LLC, Term Loan	11.00%	09/02/19	5,164	5,286,883
Pacific Industrial Services US FinCo LLC,
Second Lien Term Loan (Acquired 10/24/13; Cost $1,688,159)	8.75%	04/02/19	1,704	1,750,953
Term Loan B	5.00%	10/02/18	4,350	4,420,967
Sensus USA, Inc., First Lien Term Loan	4.75%	05/09/17	2,340	2,362,421
Servicemaster Co. (The),
Term Loan B	4.41%	01/31/17	2,148	2,153,584
Term Loan C	4.25%	01/31/17	7,255	7,266,919
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18	2,129	2,151,196
Second Lien Term Loan	8.75%	04/30/19	352	361,172
SunGard Data Systems Inc.,
Term Loan C	3.91%	02/28/17	985	990,475
Term Loan D	4.50%	01/31/20	1,713	1,720,386
Term Loan E	4.00%	03/09/20	641	645,063
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20	2,006	2,021,056
Second Lien Term Loan	9.00%	08/14/20	237	240,351
Trans Union LLC, Term Loan	4.25%	02/10/19	713	716,641
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19	1,332	1,341,697
West Corp., Revolver Loan(d)	0.00%	01/15/16	3,192	3,096,655
				128,089,672

Cable & Satellite Television–3.10%
Cequel Communications, LLC, Term Loan	3.50%	02/14/19	736	736,729
ION Media Networks, Inc., Term Loan	5.00%	12/18/20	6,938	7,020,041
MCC Iowa, Term Loan D-1	1.87%	01/31/15	1,123	1,116,593
Mediacom Illinois LLC,
Term Loan C	1.62%	01/30/15	503	500,233
Term Loan E	4.50%	10/23/17	3,952	3,968,907
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/08/20	5,318	5,319,968
WideOpenWest Finance, LLC, Term Loan B	4.75%	04/01/19	5,880	5,921,877
Ziggo B.V. (Netherlands),
Term Loan B-1	3.25%	01/15/22	5,865	5,846,669
Term Loan B-2	3.25%	01/15/22	3,679	3,667,743
Term Loan B-3	3.25%	01/15/22	6,580	6,559,548
				40,658,308

Chemicals & Plastics–5.94%
Allnex & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20	463	478,977
Term Loan B-1	4.50%	10/03/19	1,322	1,331,493
Term Loan B-2	4.50%	10/03/19	686	690,848
Arysta LifeScience SPC, LLC,
First Lien Term Loan	4.50%	05/29/20	6,583	6,626,716
Second Lien Term Loan	8.25%	11/30/20	1,087	1,105,537
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18	6,351	6,191,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals & Plastics–(continued)
Chromaflo Technologies Corp.,
First Lien Term Loan B	4.50%	12/02/19	$1,511	$1,518,746
Second Lien Term Loan	8.25%	05/30/20	564	571,253
DuPont Performance Coatings, Inc., Term Loan B	4.00%	02/01/20	9,407	9,462,832
Emerald Performance Materials, LLC, First Lien Term Loan	6.75%	05/18/18	3,108	3,131,061
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19	1,925	1,937,054
Huntsman International LLC, Term Loan(g)	—	10/15/20	12,859	12,907,073
Ineos Holdings Ltd., Term Loan	3.75%	05/04/18	7,257	7,250,687
Kronos Worldwide, Inc., Term Loan	4.75%	02/18/20	1,152	1,163,092
MacDermid, Inc., First Lien Term Loan B	4.00%	06/08/20	2,230	2,247,064
Otter Products, LLC, Term Loan	5.25%	04/29/19	1,173	1,182,357
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/20	3,600	3,631,159
Second Lien Term Loan	8.25%	07/15/20	1,630	1,668,239
PQ Corp., Term Loan	4.50%	08/07/17	1,923	1,936,211
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20	1,228	1,235,245
Univar Inc., Term Loan B	5.00%	06/30/17	6,025	5,996,361
W.R. Grace & Co.,
Delayed-Draw Term Loan	3.00%	02/03/21	422	422,111
Term Loan	3.00%	01/31/21	2,286	2,287,865
WNA Holdings, Inc.,
Second Lien Term Loan	8.50%	12/07/20	672	683,959
Term Loan	4.50%	06/05/20	1,445	1,459,430
Term Loan	4.50%	06/07/20	845	853,138
				77,970,299

Conglomerates–0.54%
CeramTec Acquisition Corp.,
Term Loan B-1	4.25%	08/31/20	1,345	1,350,745
Term Loan B-2	4.25%	08/28/20	132	133,003
Term Loan B-3	4.25%	08/28/20	409	410,849
Epiq Systems, Inc., Term Loan	4.75%	08/27/20	3,048	3,073,011
Polymer Group, Inc., Term Loan	5.25%	12/19/19	1,524	1,537,769
Spectrum Brands, Inc., Term Loan C	3.50%	09/04/19	559	560,181
				7,065,558

Containers & Glass Products–2.71%
Ardagh Glass Finance PLC (Ireland), Term Loan	4.25%	12/17/19	984	989,674
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19	2,885	2,910,991
Second Lien Term Loan (Acquired 04/08/13; Cost $1,040,652)	8.75%	04/02/20	1,054	1,083,460
Berry Plastics Group, Inc., Term Loan E	3.75%	01/06/21	5,178	5,173,767
BWAY Holding Co., Term Loan	4.50%	08/07/17	185	185,885
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,608	1,627,957
Exopack Holdings S.A., Term Loan	5.25%	05/08/19	1,785	1,814,654
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	5,771	5,764,227
Pertus Sechzehnte GmbH (Germany),
Term Loan B2A	4.53%	12/14/16	4,045	4,054,046
Term Loan C2A	4.78%	06/14/17	4,045	4,054,046
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19	611	614,874
Second Lien Term Loan (Acquired 04/29/13; Cost $711,067)	8.50%	04/23/20	717	737,148
Reynolds Group Holdings Inc., Revolver Loan(d)	0.00%	11/05/14	6,528	6,523,951
				35,534,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Cosmetics & Toiletries–0.40%
Marietta Intermediate Holding Corp., First Lien Term Loan B (Acquired 12/22/04-02/06/13; Cost $10,341,201)(e)	7.00%	02/19/15	$3,204	$3,187,714
Vogue International LLC, Term Loan B	5.25%	02/14/20	2,020	2,032,532
				5,220,246

Drugs–2.68%
Endo Pharmaceuticals Holdings Inc., Term Loan B	3.25%	02/28/21	1,702	1,693,164
Harlan Laboratories, Inc., Term Loan(c)	7.75%	07/11/14	4,615	4,062,702
Ikaria, Inc.,
First Lien Term Loan	5.00%	02/12/21	2,333	2,353,334
Second Lien Term Loan	8.75%	02/14/22	197	200,829
Medpace Intermediateco, Inc., Term Loan B	5.25%	06/16/17	2,910	2,917,003
Salix Pharmaceuticals, Ltd., Term Loan	4.25%	01/02/20	1,909	1,930,805
Valeant Pharmaceuticals International, Inc. (Canada), Series E-1, Term Loan B	3.75%	08/05/20	21,842	22,003,141
				35,160,978

Electronics & Electrical–6.25%
Aeroflex Inc., Term Loan B-1	4.50%	11/11/19	729	733,966
Blackboard Inc., Term Loan B-3	4.75%	10/04/18	8,859	8,948,016
Blue Coat Systems, Inc., Term Loan	4.00%	05/31/19	275	276,945
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20	2,011	2,018,981
Dealertrack Technologies, Inc., Term Loan B	3.50%	02/28/21	788	786,496
DEI Sales, Inc., Term Loan	5.75%	07/13/17	3,410	3,374,216
Dell International LLC, Term Loan C	3.75%	10/29/18	14,207	14,224,396
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18	3,932	3,961,056
Fidji Luxembourg BC4 S.a.r.l. (Luxembourg), Term Loan (Acquired 12/27/13; Cost $2,389,570)	6.25%	12/24/20	2,413	2,443,617
Freescale Semiconductor, Inc.,
Term Loan B-4	5.00%	02/28/20	14,629	14,724,127
Term Loan B-5	5.00%	01/15/21	2,380	2,412,144
Infor (US), Inc.,
Term Loan B-3	3.75%	06/03/20	1,656	1,655,097
Term Loan B-5	3.75%	06/03/20	251	251,619
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18	4,069	4,101,570
Oberthur Technologies of America Corp., Term Loan B-2	5.75%	10/18/19	1,264	1,280,496
Omnitracs, Inc., First Lien Term Loan	4.75%	11/25/20	1,647	1,667,283
RP Crown Parent, LLC,
Second Lien Term Loan	11.25%	12/20/19	880	897,359
Term Loan	6.00%	12/21/18	7,797	7,826,698
Ship Luxco 3 S.a.r.l. (Luxembourg),
Term Loan	4.50%	11/30/19	1,113	1,124,510
Term Loan B2A-II	5.25%	11/29/19	1,088	1,100,437
Term Loan C2	4.75%	11/29/19	2,114	2,136,601
Sophia, L.P., Term Loan B	4.50%	07/19/18	3,488	3,518,980
SSI Investments II Ltd., Term Loan	5.00%	05/26/17	1,465	1,475,960
Wesco Distribution, Inc., Term Loan B-1	3.75%	12/12/19	1,001	1,004,888
				81,945,458

Equipment Leasing–0.57%
Delos Finance S.a.r.l., Term Loan	3.50%	03/06/21	4,718	4,694,242
Flying Fortress Inc., Term Loan	3.50%	06/30/17	2,762	2,775,740
				7,469,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Financial Intermediaries–3.38%
Blackstone Perpetual BidCo B.V. (Netherlands), Term Loan B2	4.70%	04/02/20	$1,138	$1,142,961
iPayment Inc., Term Loan	6.75%	05/08/17	6,188	6,099,354
MoneyGram International, Inc., Term Loan	4.25%	03/27/20	7,316	7,357,671
Nuveen Investments, Inc., First Lien Term Loan B	4.15%	05/15/17	16,526	16,524,515
RJO Holdings Corp.,
Term Loan (Acquired 12/10/10-02/08/11; Cost $5,189,311)	6.91%	12/10/15	5,231	4,943,155
Term Loan (Acquired 12/10/10-01/21/11; Cost $92,231)	11.00%	12/10/15	151	119,167
SAM Finance Lux S.a.r.l. (Luxembourg), Term Loan	4.25%	12/17/20	3,150	3,162,169
TransFirst Holdings, Inc.,
First Lien Term Loan B-1	4.75%	12/27/17	2,261	2,269,142
Second Lien Term Loan	11.00%	06/27/18	2,667	2,708,255
				44,326,389

Food & Drug Retailers–0.77%
Rite Aid Corp., Second Lien Term Loan 1	5.75%	08/21/20	1,939	1,985,384
Roundy’s Supermarkets, Inc., Term Loan B	6.46%	02/13/19	4,029	4,019,047
Supervalu Inc., Term Loan B	4.50%	03/21/19	4,018	4,039,215
				10,043,646

Food Products–3.68%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17	8,031	8,077,118
Second Lien Term Loan	9.50%	10/10/17	859	837,132
Big Heart Pet Brands, Term Loan	3.50%	03/08/20	4,394	4,402,883
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	3,656	3,519,152
CSM Bakery Supplies LLC, Term Loan	4.75%	07/03/20	5,083	5,133,799
Del Monte Foods, Inc.,
First Lien Term Loan	4.25%	02/18/21	2,361	2,368,613
Second Lien Term Loan	8.25%	08/18/21	796	805,027
Diamond Foods, Inc., Term Loan	4.25%	08/20/18	823	824,730
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18	5,648	5,693,089
H.J. Heinz Co., Revolver Loan(d)	0.00%	06/07/18	7,972	7,852,196
JBS USA, LLC,
Incremental Term Loan	3.75%	09/18/20	4,094	4,087,536
Term Loan	3.75%	05/25/18	3,473	3,475,430
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20	1,126	1,172,164
				48,248,869

Food Service–2.72%
Aramark Corp., Term Loan F	3.25%	02/24/21	4,275	4,267,494
ARG IH Corp., Term Loan	5.00%	11/15/20	527	530,606
CEC Entertainment, Inc., Term Loan B	4.25%	02/14/21	2,468	2,463,542
Focus Brands Inc., First Lien Term Loan	5.50%	02/21/18	618	621,950
Restaurant Holding Co., LLC, Term Loan	8.75%	02/28/19	2,050	1,967,940
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20	1,159	1,158,260
US Foods, Inc., Incremental Term Loan	4.50%	03/29/19	10,673	10,749,786
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20	18,136	13,936,386
				35,695,964

Forest Products–0.31%
NewPage Corp., Term Loan	9.50%	02/11/21	2,767	2,796,262
Xerium Technologies, Inc., Term Loan	5.75%	05/17/19	1,213	1,223,797
				4,020,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care–6.72%
Alere Inc.,
Incremental Term Loan B-1	4.25%	06/30/17	$446	$449,131
Incremental Term Loan B-2	4.25%	06/30/17	2,268	2,284,521
Term Loan B	4.25%	06/30/17	716	721,506
ATI Holdings, Inc., Term Loan	5.00%	12/20/19	1,772	1,802,189
Biomet, Inc., Term Loan B-2	3.66%	07/25/17	7,850	7,875,796
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/19	6,353	6,443,819
Community Health Systems, Inc.,
Term Loan D	4.25%	01/27/21	8,945	9,037,334
Term Loan E	3.45%	01/25/17	3,479	3,502,569
DJO Finance LLC, Term Loan B	4.75%	09/15/17	7,364	7,422,613
Drumm Investors LLC, Term Loan	5.00%	05/04/18	1,028	1,019,058
Kindred Healthcare, Inc., Term Loan B-1	4.25%	06/01/18	6,394	6,436,945
Kinetic Concepts, Inc., Term Loan E1	4.00%	05/04/18	20,471	20,575,693
Surgical Care Affiliates, LLC,
Revolver Loan B(d)	0.00%	06/30/16	3,000	2,990,400
Term Loan B (Acquired 06/30/11; Cost $6,825,782)	4.25%	12/29/17	6,939	6,973,677
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19	3,223	3,154,461
Term Loan	4.75%	05/02/18	4,879	4,862,350
Western Dental Services, Inc., Term Loan	6.00%	11/01/18	2,624	2,636,745
				88,188,807

Home Furnishings–0.17%
Britax Group Ltd., Term Loan	4.50%	10/15/20	534	537,927
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19	1,713	1,726,207
				2,264,134

Industrial Equipment–2.77%
Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19	783	796,761
Apex Tool Group, LLC, Term Loan	4.50%	01/31/20	3,279	3,246,556
Crosby US Acquisition Corp.,
First Lien Term Loan	4.00%	11/23/20	4,336	4,338,010
Second Lien Term Loan	7.00%	11/22/21	1,081	1,098,812
Doncasters US Finance LLC, Term Loan B	5.50%	04/09/20	3,284	3,322,441
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/21/20	1,133	1,146,143
Second Lien Term Loan	8.25%	11/21/21	568	582,833
Gardner Denver, Inc., Term Loan	4.25%	07/30/20	5,290	5,275,807
Grede LLC, Term Loan B	4.50%	05/02/18	5,017	5,037,758
Husky Injection Molding Systems Ltd., Term Loan	4.25%	06/29/18	635	638,537
Milacron LLC, Term Loan	4.25%	03/30/20	1,843	1,848,044
MX Holdings US, Inc., Term Loan B-1	4.50%	08/14/20	2,605	2,634,343
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20	2,179	2,190,085
QS0001 Corp., First Lien Term Loan	4.25%	11/09/18	2,114	2,127,129
Tank Holding Corp., Term Loan	4.25%	07/09/19	660	661,598
Unifrax Holding Co., Term Loan	4.25%	11/28/18	148	149,224
Virtuoso US LLC, Term Loan	4.75%	02/11/21	1,257	1,269,475
				36,363,556

Insurance–0.31%
Applied Systems, Inc., Second Lien Term Loan	7.50%	01/24/22	794	813,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Insurance–(continued)
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20	$2,141	$2,115,627
Second Lien Term Loan	8.25%	10/16/20	1,135	1,098,665
				4,027,541

Leisure Goods, Activities & Movies–3.22%
24 Hour Fitness Worldwide, Inc., Term Loan B	5.25%	04/22/16	6,172	6,252,931
Alpha Topco Ltd. (United Kingdom), Term Loan B	4.50%	04/30/19	11,930	12,070,244
AMC Entertainment Inc., Term Loan	3.50%	04/30/20	1,492	1,495,806
CWGS Group, LLC, Term Loan	5.75%	02/20/20	4,527	4,555,557
Equinox Holdings Inc.,
First Lien Term Loan	4.50%	01/31/20	1,909	1,931,413
Revolver Loan(g)	—	02/01/18	1,027	1,026,739
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,615	1,621,396
Live Nation Entertainment, Inc., Term Loan B-1	3.50%	08/17/20	4,537	4,553,662
Merlin Entertainments Group Luxembourg 2 S.a.r.l. (Luxembourg), Term Loan B1	3.41%	07/03/19	3,649	3,668,234
Sabre Inc., Term Loan B	4.25%	02/19/19	4,086	4,097,861
US FinCo LLC, Term Loan B	4.00%	05/29/20	958	961,095
				42,234,938

Lodging & Casinos–5.30%
Bally Technologies, Inc., Term Loan B	4.25%	11/25/20	10,377	10,456,266
Boyd Acquisition Sub, LLC, Term Loan B	4.25%	11/20/17	272	274,424
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18	3,899	3,860,499
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19	2,411	2,422,839
Four Seasons Holdings Inc. (Canada),
First Lien Term Loan	3.50%	06/27/20	1,842	1,848,532
Second Lien Term Loan	6.25%	12/28/20	1,469	1,505,497
Great Wolf Resorts, Inc., Term Loan B	4.50%	08/06/20	2,091	2,110,071
Harrah’s Operating Co., Inc.,
Term Loan B-5	4.49%	01/26/18	2,835	2,680,597
Term Loan B-6	5.49%	01/26/18	2,240	2,147,009
Hilton Worldwide Finance, LLC, Term Loan	3.75%	10/26/20	19,753	19,847,494
Scientific Games International, Inc., Term Loan	4.25%	10/18/20	15,055	15,093,417
Twin River Management Group, Inc., Term Loan	5.25%	11/09/18	3,820	3,863,184
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19	3,178	3,176,457
Second Lien Term Loan (Acquired 08/27/13; Cost $292,567)	8.75%	08/20/20	295	294,577
				69,580,863

Nonferrous Metals & Minerals–0.93%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20	3,339	3,260,250
Arch Coal, Inc., Term Loan	6.25%	05/16/18	3,924	3,878,391
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	4,757	4,544,832
Walter Energy, Inc., Term Loan B	6.75%	04/02/18	500	492,422
				12,175,895

Oil & Gas–7.77%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19	33	33,116
Atlas Energy, L.P., Term Loan	6.50%	07/31/19	1,510	1,556,792
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/20	3,810	3,852,803
Buffalo Gulf Coast Terminals LLC, Term Loan (Acquired 10/31/11-10/23/12; Cost $8,594,901)	5.25%	10/31/17	8,570	8,656,098
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17	13,706	14,036,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas–(continued)
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	$1,271	$1,285,681
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	845	863,813
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	11,778	12,045,839
EMG Utica, LLC, Term Loan (Acquired 04/01/13; Cost $1,640,026)	4.75%	03/27/20	1,647	1,657,482
EXCO Resources, Inc., Term Loan	5.00%	08/19/19	4,216	4,237,396
Fieldwood Energy LLC,
Second Lien Term Loan	8.38%	09/30/20	4,665	4,847,653
Term Loan	3.88%	09/28/18	3,659	3,673,979
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/11; Cost $1,182,050)	4.50%	05/02/16	1,182	1,199,781
HGIM Corp., Term Loan B	5.50%	06/18/20	4,308	4,365,517
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	5,995	5,870,397
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $1,873,162)	7.00%	11/02/15	1,833	1,869,366
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/04/18	818	824,556
Samson Investment Co., Second Lien Term Loan	5.00%	09/25/18	4,932	4,983,470
Saxon Enterprises LLC, Term Loan	5.50%	02/15/19	2,923	2,957,101
Seadrill Ltd., Term Loan	4.00%	02/21/21	7,360	7,397,481
Tallgrass Operations, LLC,
Delayed-Draw Term Loan(d)	0.00%	11/13/17	1,200	1,197,000
Term Loan	4.25%	11/13/18	4,824	4,871,906
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,671	3,695,408
Western Refining, Inc., Term Loan B	4.25%	11/12/20	1,912	1,930,675
WildHorse Resources, LLC, Term Loan (Acquired 06/13/13; Cost $3,914,981)	7.50%	12/13/18	3,950	4,008,804
				101,918,775

Publishing–5.15%
Cenveo Corp., Term Loan B	6.25%	02/13/17	6,832	6,921,506
Cygnus Business Media, Inc., Term Loan(e)	8.25%	06/30/14	4,209	2,525,578
Endurance Business Media, Inc., Term Loan (Acquired 12/14/10; Cost $8,404,910)(e)	6.50%	12/15/14	6,411	1,666,841
Getty Images, Inc.,
Revolver Loan(g)	—	10/18/17	2,910	2,546,569
Term Loan	4.75%	10/18/19	2,044	1,953,934
Harland Clarke Holdings Corp.,
Term Loan B-2	5.50%	06/30/17	666	668,703
Term Loan B-4	6.00%	08/04/19	933	937,147
Knowledgepoint360 Group, LLC,
First Lien Term Loan	3.50%	04/14/14	1,270	1,111,245
Second Lien Term Loan	7.23%	04/13/15	1,000	870,000
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18	4,337	4,207,079
Merrill Communications LLC, Term Loan	7.25%	03/08/18	6,406	6,502,294
MTL Publishing LLC, Term Loan B-2	4.25%	06/29/18	4,043	4,058,207
Multi Packaging Solutions, Inc.,
Term Loan	4.25%	09/30/20	1,843	1,860,622
Term Loan A	4.25%	09/30/20	1,062	1,059,196
Newsday, LLC, Term Loan	3.65%	10/12/16	2,103	2,111,248
ProQuest LLC, Term Loan	6.00%	04/13/18	3,303	3,360,763
Southern Graphics Inc., Term Loan	4.26%	10/17/19	3,808	3,831,860
Tribune Co., Term Loan	4.00%	12/27/20	20,975	20,997,708
YB (USA) LLC, Term Loan A3(c)	0.00%	04/30/14	1,403	317,035
				67,507,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Radio & Television–2.77%
Clear Channel Communications, Inc.,
Extended Term Loan E	7.65%	07/30/19	$3,152	$3,149,820
Term Loan B	3.80%	01/29/16	384	377,479
Term Loan D	6.90%	01/30/19	18,299	17,998,839
Gray Television, Inc., Term Loan	4.75%	10/11/19	839	845,210
Lin Television Corp., Term Loan B	4.00%	12/21/18	1,282	1,285,233
Mission Broadcasting, Inc., Term Loan B-2	3.75%	10/01/20	648	650,118
Multicultural Radio Broadcasting, Inc., Term Loan (Acquired 12/04/12; Cost $948,391)	7.00%	06/05/17	985	984,033
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20	189	194,458
Nexstar Broadcasting, Inc., Term Loan B-2	3.75%	10/01/20	734	737,938
Nine Entertainment Corp., Term Loan B	3.25%	02/05/20	1,651	1,649,152
Raycom TV Broadcasting, LLC, Term Loan B	4.25%	05/31/17	3,628	3,641,308
TWCC Holding Corp., Second Lien Term Loan	7.00%	06/26/20	2,381	2,314,289
Univision Communications Inc., Term Loan C4	4.00%	03/01/20	2,529	2,539,011
				36,366,888

Retailers (except Food & Drug)–5.38%
David’s Bridal, Inc.,
Term Loan(d)	0.00%	10/11/17	2,300	2,139,269
Term Loan	5.00%	10/11/19	671	676,301
Guitar Center, Inc., Term Loan	6.25%	04/10/17	6,507	6,445,784
Hudson’s Bay Co. (Canada), First Lien Term Loan	4.75%	11/04/20	1,857	1,887,339
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21	844	848,789
National Vision, Inc., Term Loan	7.00%	08/02/18	2,302	2,307,870
Neiman Marcus Group, Inc., Term Loan	5.00%	10/26/20	4,267	4,321,024
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20	3,058	3,065,935
Payless Inc., Term Loan	7.25%	10/09/19	4,840	4,855,302
Pep Boys–Manny, Moe & Jack, Term Loan	4.25%	10/11/18	1,912	1,927,848
Savers Inc., Term Loan	5.00%	07/09/19	6,386	6,420,376
Sears Holding Corp., Term Loan	5.50%	06/30/18	14,858	14,932,100
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19	8,462	8,495,270
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19	7,808	7,385,143
Toys ‘R’ US-Delaware, Inc.,
Term Loan	6.00%	09/01/16	1,862	1,676,441
Term Loan B-2	5.25%	05/25/18	687	580,223
Term Loan B-3	5.25%	05/25/18	89	74,890
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	2,674	2,556,115
				70,596,019

Steel–0.63%
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17	1,092	1,096,653
JMC Steel Group Inc., Term Loan	4.75%	04/03/17	2,108	2,112,463
TMS International Corp., Term Loan B	4.50%	10/16/20	2,082	2,107,816
Waupaca Foundry, Inc., Term Loan	4.00%	06/29/17	2,887	2,894,304
				8,211,236

Surface Transport–1.21%
Hertz Corp. (The), Term Loan B-1	3.75%	03/12/18	34	33,719
JHCI Acquisition, Inc., First Lien Term Loan	7.00%	07/11/19	2,311	2,339,600
Kenan Advantage Group, Inc.,
Term Loan	3.75%	06/10/16	1,517	1,531,773
Term Loan D (Acquired 12/11/13; Cost $636,672)	3.75%	06/10/16	637	642,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Surface Transport–(continued)
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18	$5,582	$5,693,709
U.S. Shipping Corp., Term Loan	9.00%	04/30/18	5,518	5,672,766
				15,913,768

Telecommunications–7.09%
Alcatel-Lucent USA Inc., Term Loan C	4.50%	01/30/19	7,870	7,955,055
Avaya Inc.,
Term Loan B-3	4.73%	10/26/17	12,918	12,604,009
Term Loan B6	6.50%	03/30/18	5,950	5,949,522
Cellular South, Inc., Term Loan B	3.25%	05/22/20	2,388	2,378,792
Consolidated Communications, Inc., Term Loan	4.25%	12/23/20	9,762	9,842,538
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	7,176	7,394,625
Hargray Communications Group, Inc., Term Loan	4.75%	06/26/19	2,161	2,187,957
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20	14,684	14,745,900
Term Loan B-III	4.00%	08/01/19	70	69,863
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21	91	92,266
NTELOS Inc., Term Loan B	5.75%	11/08/19	7,625	7,644,235
SBA Senior Finance II LLC,
Incremental Delayed-Draw Term Loan B	3.25%	03/24/21	2,413	2,410,125
Incremental Term Loan B	3.25%	03/24/21	2,413	2,410,559
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17	3,495	3,526,352
Windstream Corp., Term Loan B-4	3.50%	01/23/20	2,965	2,967,003
Yankee Cable Acquisition, LLC, Term Loan	4.50%	03/02/20	7,219	7,292,228
Zayo Group, LLC, Term Loan	4.00%	07/02/19	3,469	3,482,331
				92,953,360

Utilities–2.45%
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/22	4,164	4,124,476
Dynegy Inc., Term Loan B-2	4.00%	04/23/20	2,565	2,580,696
EquiPower Resources Holdings, LLC,
First Lien Term Loan B	4.25%	12/21/18	580	583,400
First Lien Term Loan C	4.25%	12/31/19	3,354	3,371,519
LSP Madison Funding, LLC, Term Loan	5.50%	06/28/19	1,747	1,777,602
NSG Holdings LLC, Term Loan	3.75%	12/11/19	1,245	1,251,115
Sapphire Power Finance LLC, Term Loan B	6.00%	07/10/18	2,642	2,673,458
Texas Competitive Electric Holdings,
Term Loan	3.74%	10/10/14	11,588	8,118,618
Term Loan	4.74%	10/10/17	8,275	5,787,052
USIC Holdings, Inc., First Lien Term Loan	4.00%	07/10/20	1,882	1,886,309
				32,154,245
Total Variable Rate Senior Loan Interests				1,382,439,201

Bonds & Notes–9.50%
Air Transport–0.13%
Continental Airlines, Inc.(h)	6.75%	09/15/15	1,700	1,744,625

Automotive–0.20%
Goodyear Tire & Rubber Co.	6.50%	03/01/21	1,416	1,557,600
Schaeffler AG (Germany)(h)	4.75%	05/15/21	1,095	1,105,802
				2,663,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–0.43%
ADT Corp. (The)(h)	6.25%	10/15/21	$1,600	$1,696,000
First Data Corp.(h)	6.75%	11/01/20	3,608	3,905,660
				5,601,660

Cable & Satellite Television–0.76%
Lynx II Corp.(h)	5.38%	04/15/21	200	206,500
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.63%	07/01/20	1,385	1,495,802
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22	328	361,040
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21	7,223	7,963,358
				10,026,700

Chemicals & Plastics–0.79%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	8,757	9,107,280
Ineos Holdings Ltd.(h)	7.50%	05/01/20	291	320,828
Ineos Holdings Ltd.(h)	8.38%	02/15/19	457	508,412
Taminco Global Chemical Corp.(h)	9.75%	03/31/20	419	477,660
				10,414,180

Containers & Glass Products–1.61%
Ardagh Glass Finance PLC (Ireland)(h)	6.25%	01/31/19	1,051	1,095,668
Ardagh Glass Finance PLC (Ireland)(h)	7.00%	11/15/20	221	225,720
Reynolds Group Holdings Inc.	5.75%	10/15/20	11,883	12,506,857
Reynolds Group Holdings Inc.	7.88%	08/15/19	3,197	3,536,681
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,309	3,747,443
				21,112,369

Electronics & Electrical–0.25%
Blackboard Inc.(h)	7.75%	11/15/19	2,799	2,903,962
Freescale Semiconductor, Inc.(h)	6.00%	01/15/22	375	399,375
				3,303,337

Food Products–0.05%
Chiquita Brands LLC	7.88%	02/01/21	549	605,273

Forest Products–0.29%
Verso Paper Holdings LLC	11.75%	01/15/19	3,452	3,745,420

Health Care–1.23%
Accellent Inc.	8.38%	02/01/17	4,272	4,485,600
Biomet, Inc.	6.50%	08/01/20	866	939,610
Community Health Systems, Inc.	5.13%	08/15/18	1,140	1,212,675
Community Health Systems, Inc.(h)	5.13%	08/01/21	555	555,000
Community Health Systems, Inc.(h)	6.88%	02/01/22	626	626,000
DJO Finance LLC	8.75%	03/15/18	2,552	2,807,200
DJO Finance LLC	9.75%	10/15/17	709	746,222
Kindred Healthcare, Inc.	8.25%	06/01/19	1,004	1,089,340
Kinetic Concepts, Inc.	10.50%	11/01/18	1,976	2,302,040
Tenet Healthcare Corp.(h)	6.00%	10/01/20	1,320	1,435,500
				16,199,187

Lodging & Casinos–0.10%
Harrah’s Operating Co., Inc.	8.50%	02/15/20	412	396,035
Harrah’s Operating Co., Inc.	9.00%	02/15/20	906	887,880
				1,283,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nonferrous Metals & Minerals–0.13%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17	$1,600	$1,700,000

Oil & Gas–0.56%
Kinder Morgan, Inc.(h)	5.00%	02/15/21	1,428	1,442,280
Pacific Drilling S.A. (Luxembourg)(h)	5.38%	06/01/20	2,928	2,980,590
Tervita Corp. (Canada)(h)	8.00%	11/15/18	2,588	2,717,400
Western Refining, Inc.	6.25%	04/01/21	232	239,424
				7,379,694

Publishing–0.19%
Merrill Communications LLC	10.00%	03/08/23	2,695	2,479,695

Radio & Television–0.50%
Sinclair Television Group, Inc.	6.38%	11/01/21	870	922,200
Univision Communications Inc.(h)	6.75%	09/15/22	5,034	5,600,325
				6,522,525

Retailers (except Food & Drug)–0.31%
Claire’s Stores Inc.(h)	6.13%	03/15/20	1,340	1,278,025
Claire’s Stores Inc.(h)	9.00%	03/15/19	2,003	2,115,669
Targus Group International, Inc.	10.00%	06/14/19	672	671,748
				4,065,442

Telecommunications–1.06%
Avaya Inc.(h)	7.00%	04/01/19	1,790	1,778,614
Goodman Networks Inc.	12.13%	07/01/18	4,714	5,032,195
Goodman Networks Inc.(h)	12.13%	07/01/18	971	1,036,542
Wind Telecomunicazioni S.p.A. (Italy)(h)	6.50%	04/30/20	269	297,245
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.25%	02/15/18	3,026	3,179,191
Windstream Corp.	6.38%	08/01/23	25	24,813
Windstream Corp.	7.50%	06/01/22	2,483	2,619,565
				13,968,165

Utilities–0.91%
Calpine Corp.(h)	6.00%	01/15/22	538	572,970
Calpine Corp.(h)	7.50%	02/15/21	6,722	7,461,777
Calpine Corp.(h)	7.88%	01/15/23	1	360
NRG Energy Inc.(h)	6.25%	07/15/22	1,018	1,062,538
NRG Energy Inc.	6.63%	03/15/23	1,466	1,553,960
NRG Energy Inc.	7.63%	05/15/19	1,179	1,235,003
				11,886,608
Total Bonds & Notes				124,702,197

Structured Products–5.29%
Apidos Cinco CDO(h)(i)	4.49%	05/14/20	639	623,988
Apidos CLO II(h)(i)	4.99%	12/21/18	1,503	1,501,722
Apidos CLO IX(h)(i)	6.74%	07/15/23	1,767	1,771,494
Apidos CLO X(h)(i)	6.49%	10/30/22	2,238	2,243,458
Apidos CLO XI(h)(i)	5.49%	01/17/23	3,105	2,997,306
Apidos CLO XV(h)(i)	5.00%	10/20/25	3,000	2,787,627
Apidos Quattro CDO(h)(i)	3.84%	01/20/19	721	699,989
Ares XI CLO, Ltd.(h)(i)	3.24%	10/11/21	1,278	1,241,339
Atrium IV CDO Corp.(h)	9.18%	06/08/19	594	625,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Atrium X CDO(h)(i)	4.74%	07/16/25	$3,932	$3,611,324
Babson CLO Ltd. 2007-I(h)(i)	3.49%	01/18/21	867	834,491
Babson CLO Ltd. 2013-II(h)(i)	4.74%	01/18/25	2,964	2,691,573
Carlyle Global Market Strategies 2012-2(h)(i)	6.49%	07/20/23	1,021	1,023,569
Carlyle Global Market Strategies 2012-3(h)(i)	5.74%	10/14/24	2,499	2,455,781
Dryden Senior Loan Fund 2013-30(h)(i)	5.26%	10/15/25	2,361	2,254,051
Flagship CLO VI(h)(i)	4.99%	06/10/21	1,918	1,913,430
Flagship CLO VI(h)(i)	4.99%	06/10/21	1,671	1,667,308
Gramercy Park CLO(h)(i)	5.74%	07/17/23	3,695	3,643,706
Halcyon Loan Investors CLO II, Ltd.(h)(i)	3.84%	04/24/21	2,875	2,717,895
ING IM CLO 2012-3, Ltd.(h)(i)	6.09%	10/15/22	807	803,147
ING IM CLO 2012-4, Ltd.(h)(i)	5.99%	10/15/23	3,047	3,024,024
ING IM CLO 2013-1(h)(i)	5.24%	04/15/24	2,600	2,468,977
ING IM CLO 2013-3(h)(i)	4.74%	01/18/26	1,989	1,819,611
ING Investment Management CLO III, Ltd.(h)(i)	3.74%	12/13/20	2,098	1,983,330
ING Investment Management CLO IV, Ltd.(h)(i)	4.49%	06/14/22	542	531,882
Keuka Park CLO 2013-1(h)(i)	4.74%	10/21/24	412	380,426
KKR Financial CLO 2012-1(h)(i)	5.75%	12/15/24	3,150	3,061,847
KKR Financial CLO 2013-1(h)(i)	4.99%	07/15/25	2,393	2,214,943
Madison Park Funding X, Ltd.(h)(i)	5.49%	01/20/25	1,259	1,219,580
Octagon Investment Partners XVII Ltd.(h)(i)	4.74%	10/25/25	775	712,990
Octagon Investment Partners XVIII Ltd.(h)(i)	5.49%	12/16/24	2,964	2,861,190
Pacifica CDO VI, Ltd.(h)(i)	3.99%	08/15/21	1,059	994,989
Sierra CLO II Ltd.(i)	3.74%	01/22/21	1,279	1,233,785
Silverado CLO 2006-II Ltd.(h)(i)	3.99%	10/16/20	1,545	1,471,685
Slater Mill Loan Fund, L.P.(h)(i)	5.74%	08/17/22	2,023	1,989,597
Symphony CLO IX, Ltd.(h)(i)	5.24%	04/16/22	3,521	3,367,739
Symphony CLO VIII, Ltd.(h)(i)	5.99%	01/09/23	1,916	1,900,123
Total Structured Products				69,345,650

			Shares
Common Stocks & Other Equity Interests–2.33%
Building & Development–1.19%
Axia Inc. (Acquired 05/30/08; Cost $2,268,885)(e)(h)(j)			505	2,167,737
Building Materials Holding Corp.(h)(j)			1,279,379	8,635,808
Lake at Las Vegas Joint Venture, LLC,
Class A (Acquired 07/15/10; Cost $7,938,060)(h)(j)			780	0
Class B (Acquired 07/15/10; Cost $93,975)(h)(j)			9	0
Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			39	0
Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			54	0
Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			60	0
Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			67	0
Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(j)			76	0
Newhall Holding Co., LLC, Class A(h)(j)			621,593	2,548,530
Rhodes Ranch General Partnership(h)(j)			1,038,734	285,652
WCI Communities, Inc.(j)			93,512	1,887,078
				15,524,805

Commodity Chemicals–0.00%
Lyondell Chemical Co., Class A(k)			142	12,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Loan Fund

	Shares	Value
Conglomerates–0.08%
Euramax International, Inc.(h)(j)	3,272	$1,063,465

Containers & Glass Products–0.00%
Nexpak Corp. (Acquired 09/01/99; Cost $6,411,681)(h)(j)	70	0

Cosmetics & Toiletries–0.18%
Levlad, LLC & Arbonne International, LLC(h)(j)	4,893	379,176
Marietta Intermediate Holding Corp. (Acquired 12/22/04-01/14/05; Cost $4,632,828)(e)(h)(j)	3,872,488	2,013,694
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/25/06; Cost $0)(e)(h)(j)	519,444	0
		2,392,870

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(j)	2,852	28,516
RJO Holdings Corp., Class A(h)(j)	2,314	1,157
RJO Holdings Corp., Class B(h)(j)	3,000	1,500
		31,173

Home Furnishings–0.13%
Quality Home Brands Holdings LLC (Acquired 01/29/10; Cost $0)(h)(j)	9,358	0
World Kitchen, LLC (Acquired 01/31/03; Cost $138,363)(h)(k)	52,654	1,662,813
		1,662,813

Leisure Goods, Activities & Movies–0.05%
MB2 L.P. (Canada)(j)	41,386	662,296

Lodging & Casinos–0.36%
Twin River Management Group, Inc., Class A(h)(k)	189,050	4,716,797

Publishing–0.32%
Affiliated Media, Inc.(h)(j)	81,915	1,873,808
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,793,148)(e)(h)(j)	8,426	0
Endurance Business Media, Inc., Class A (Acquired 12/14/10; Cost $9,158,869)(e)(h)(j)	13,517	0
F&W Publications, Inc.(h)(j)	18,385	147,081
F&W Publications, Inc., Wts. expiring 06/09/14(h)(j)	3,779	30,230
MC Communications, LLC (Acquired 07/02/09; Cost $0)(h)(j)	739,818	0
Merrill Communications LLC, Class A(h)(j)	326,686	653,372
Tribune Co., Class A(l)	19,027	1,507,890
		4,212,381

Retailers (except Food & Drug)–0.02%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)	22,469	273,448

Telecommunications–0.00%
CTM Media Holdings Inc., Class B(k)	127	9,525
Total Common Stocks & Other Equity Interests		30,562,080

Preferred Stocks–0.01%
Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(j)	584	48,473

Utilities–0.01%
Genie Energy Ltd.(k)	7,632	63,498
Total Preferred Stocks		111,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Loan Fund

	Shares	Value
Money Market Funds–2.47%
Liquid Assets Portfolio, Institutional Class(m)	16,238,322	$16,238,322
Premier Portfolio, Institutional Class(m)	16,238,321	16,238,321
Total Money Market Funds		32,476,643
TOTAL INVESTMENTS(n)–124.99% (Cost $1,661,001,010)		1,639,637,742
BORROWINGS–(19.36)%		(254,000,000)
OTHER ASSETS LESS LIABILITIES–(5.63)%		(73,874,662)
NET ASSETS–100.00%		$1,311,763,080

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
LOC	– Letter of Credit
PIK	– Payment-in-Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2014 was $6,424,914, which represented less than 1% of the Fund’s Net Assets.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 28, 2014 was $12,896,340, which represented less than 1% of the Fund’s Net Assets. See Note 4.
(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Axia Inc., Second Lien Term Loan A	5.00%	6.00%
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan	—	5.00%

(g)	This variable rate interest will settle after February 28, 2014, at which time the interest rate will be determined.
(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $153,193,560, which represented 11.68% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(j)	Non-income producing security acquired through the restructuring of senior loans.
(k)	Security acquired through the restructuring of senior loans.
(l)	Non-income producing security acquired as part of a bankruptcy restructuring.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser.
(n)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $1,583,954,053)	$1,594,264,759
Investments in affiliates, at value (Cost $77,046,957)	45,372,983
Total investments, at value (Cost $1,661,001,010)	1,639,637,742
Cash	13,849,291
Receivable for:
Investments sold	51,236,012
Interest and fees	9,964,804
Fund shares sold	7,461,634
Investments matured	2,499,752
Investment for trustee deferred compensation	23,010
Other assets	60,131
Total assets	1,724,732,376

Liabilities:
Payable for:
Borrowings	254,000,000
Investments purchased	151,461,988
Income distributions	4,121,781
Fund shares repurchased	201,098
Accrued fees to affiliates	557,030
Accrued interest expense	197,455
Accrued trustees’ and officers’ fees and benefits	11,147
Accrued other operating expenses	424,511
Trustee deferred compensation	92,345
Upfront commitment fees	1,901,941
Total liabilities	412,969,296
Net assets applicable to shares outstanding	$1,311,763,080

Net assets consist of:
Shares of beneficial interest	$2,167,292,992
Undistributed net investment income	(14,597,967)
Undistributed net realized gain (loss)	(785,154,907)
Net unrealized appreciation (depreciation)	(55,777,038)
$1,311,763,080

Net Assets:
Class A	$232,475,239
Class B	$10,574,618
Class C	$195,204,907
Class Y	$2,356,561
Class IB	$805,122,884
Class IC	$66,028,871

Shares outstanding, $0.01 par value per share:
Class A	33,241,127
Class B	1,506,827
Class C	27,891,882
Class Y	336,673
Class IB	114,995,297
Class IC	9,434,401
Class A:
Net asset value per share	$6.99
Maximum offering price per share
(Net asset value of $6.99 ÷ 96.75%)	$7.22
Class B:
Net asset value and offering price per share	$7.02
Class C:
Net asset value and offering price per share	$7.00
Class Y:
Net asset value and offering price per share	$7.00
Class IB:
Net asset value and offering price per share	$7.00
Class IC:
Net asset value and offering price per share	$7.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Senior Loan Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$81,665,331
Interest and dividends from affiliates	1,278,834
Dividends (net of foreign withholding taxes of $85,073)	1,247,339
Other income	3,008,173
Total investment income	87,199,677

Expenses:
Advisory fees	11,080,574
Administrative services fees	3,185,463
Custodian fees	460,293
Distribution fees:
Class A	450,129
Class B	28,409
Class C	1,678,940
Class IC	105,258
Interest, facilities and maintenance fees	3,313,880
Transfer agent fees	1,126,020
Trustees’ and officers’ fees and benefits	108,139
Reports to shareholders	1,391,876
Other	617,663
Total expenses	23,546,644
Less: Fees waived and expense offset arrangement(s)	(26,555)
Net expenses	23,520,089
Net investment income	63,679,588

Realized and unrealized gain (loss):
Net realized gain (loss) from Investment securities	(84,466)
Change in net unrealized appreciation of investment securities	31,476,072
Net realized and unrealized gain	31,391,606
Net increase in net assets resulting from operations	$95,071,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$63,679,588	$74,698,508
Net realized gain (loss)	(84,466)	2,218,368
Change in net unrealized appreciation	31,476,072	60,355,190
Net increase in net assets resulting from operations	95,071,194	137,272,066

Distributions to shareholders from net investment income:
Class A	(10,046,134)	(7,462,128)
Class B	(648,309)	(813,384)
Class C	(8,205,477)	(7,967,250)
Class Y	(15,087)	—
Class IB	(50,252,698)	(57,794,440)
Class IC	(4,069,650)	(4,846,517)
Total distributions to shareholders from net investment income	(73,237,355)	(78,883,719)

Return of capital:
Class A	(336,624)	—
Class B	(21,180)	—
Class C	(313,733)	—
Class Y	(591)	—
Class IB	(1,577,428)	—
Class IC	(131,147)	—
Total return of capital	(2,380,703)	—

Share transactions–net:
Class A	106,484,523	(4,169,249)
Class B	(2,502,933)	(2,744,679)
Class C	50,597,505	(12,157,792)
Class Y	2,351,654	—
Class IB	(85,622,610)	(107,953,751)
Class IC	(8,429,673)	(8,772,575)
Net increase (decrease) in net assets resulting from share transactions	62,878,466	(135,798,046)
Net increase (decrease) in net assets	82,331,602	(77,409,699)
Beginning of year	1,229,431,478	1,306,841,177
End of year (includes undistributed net investment income of $(14,597,967) and $(14,667,462), respectively)	$1,311,763,080	$1,229,431,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Senior Loan Fund

Statement of Cash Flows

For the year ended February 28, 2014

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations	$95,071,194

Adjustments to reconcile the change in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,506,437,313)
Proceeds from sales of investments	1,445,912,085
Accretion of discount on investment securities	(7,183,839)
Amortization of loan fees	(3,711,334)
Net change in up front commitment fees	(205,844)
Increase in interest receivables and other assets	(969,627)
Decrease in accrued expenses and other payables	(123,369)
Net realized gain (loss) on investment securities	84,466
Net change in unrealized appreciation on investments	(31,476,072)
Net cash provided by (used in) operating activities	(9,039,653)

Cash provided by financing activities:
Proceeds from shares of beneficial interest sold	257,222,197
Disbursements for shares of beneficial interest repurchased	(199,508,265)
Net proceeds from and repayments of borrowings	43,000,000
Dividends paid to shareholders from net investment income	(74,737,459)
Net cash provided by financing activities	25,976,473
Net increase in cash and cash equivalents	16,936,820
Cash and cash equivalents at beginning of period	29,389,114
Cash and cash equivalents at end of period	$46,325,934

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$1,738,514

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$3,301,725

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund continuously offers Class A, Class C and Class Y shares. On November 8, 2013, the Fund commenced offering Class Y shares. The Fund also has outstanding Class B, Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

28                         Invesco Senior Loan Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

29                         Invesco Senior Loan Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
L.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
M.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

N.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

30                         Invesco Senior Loan Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.90%
Next $1 billion	0.85%
Next $1 billion	0.825%
Next $500 million	0.80%
Over $3 billion	0.775%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $24,963.

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serve as custodian and fund accountant and provides certain administrative services of the Fund.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% each of the average daily net assets of Class B and Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $52,502 in front-end sales commissions from the sale of Class A shares and $32,100, $2,929, $17,204 and $56,364 from Class A, Class B, Class C and Class IB shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

31                         Invesco Senior Loan Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,313,018,467	$69,420,734	$1,382,439,201
Bonds & Notes	—	124,030,449	671,748	124,702,197
Structured Products	—	69,345,650	—	69,345,650
Equity Securities	35,111,547	9,455,017	18,584,130	63,150,694
Total Investments	$35,111,547	$1,515,849,583	$88,676,612	$1,639,637,742

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the year ended February 28, 2014:

	Beginning Balance, as of February 28, 2013	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of February 28, 2014
Variable Rate Senior Loan Interests	$99,748,007	$24,435,945	$(50,267,398)	$134,660	$(11,464,945)	$15,692,958	$17,136,444	$(25,994,937)	$69,420,734
Bonds & Notes	671,748	—	—	—	—	—	—	—	671,748
Equity Securities	6,121,436	751,377	(1,536,334)	—	1,458,234	(2,191,386)	13,980,803	—	18,584,130
	$106,541,191	$25,187,322	$(51,803,732)	$134,660	$(10,006,711)	$13,501,572	$31,117,247	$(25,994,937)	$88,676,612

The Variable Rate Senior Loan Interests determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2014.

	Value 02/28/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/14	Interest Income
Axia Inc., Common Shares	$1,263,250	$—	$—	$904,487	$—	$2,167,737	$—
Axia Inc., PIK Second Lien Term Loan A	838,830	53,189	(513,204)	892,478	(750,221)	521,072	70,974
Axia Inc., Revolver Loan	1,548,544	—	(1,749,767)	201,223	—	—	13,901
Axia Inc., Second Lien Term Loan B	1,391,433	—	(813,704)	1,762,361	(1,526,386)	813,704	73,572
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc., PIK Term Loan	2,742,071	—	(1,367,816)	1,146,778	4,545	2,525,578	458,622
Endurance Business Media, Inc., Class A Common Shares	135,172	—	—	(135,172)	—	0	—
Endurance Business Media, Inc., Term Loan	1,296,582	—	(71,986)	464,443	(22,198)	1,666,841	424,656
Marietta Intermediate Holding Corp., Common Shares	2,091,144	—	—	(77,450)	—	2,013,694	—
Marietta Intermediate Holding Corp., PIK First Lien Term Loan B	2,864,265	56,189	—	267,260	—	3,187,714	227,398
Marietta Intermediate Holding Corp., Warrants	0	—	—	—	—	0	—
Total	$14,171,291	$109,378	$(4,516,477)	$5,426,408	$(2,294,260)	$12,896,340	$1,269,123

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,592.

32                         Invesco Senior Loan Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

During the year ended February 28, 2014, the Fund paid legal fees of $141,245 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 7—Cash Balances and Borrowings

Effective August 29, 2013, the Fund entered into a $375 million revolving credit and security agreement which will expire on August 29, 2014. The revolving credit agreement is secured by the assets of the Fund. Prior to August 29, 2013, the revolving credit and security agreement was $475 million.

During the year ended February 28, 2014, the average daily balance of borrowing under the revolving credit and security agreement was $224,169,863 with a weighted interest rate of 0.56%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

As of February 28, 2014, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
David’s Bridal, Inc.	Term Loan	$ 2,300,290	$ 2,139,269
Delta Air Lines, Inc.	Revolver Loan	8,340,476	8,058,985
Delta Air Lines, Inc.	Revolver Loan	1,226,541	1,146,815
H.J. Heinz Co.	Revolver Loan	7,971,773	7,852,196
Lake at Las Vegas Joint Venture, LLC	PIK Exit Revolver Loan	16,242	5,736
Reynolds Group Holdings Inc.	Revolver Loan	6,528,031	6,523,951
Surgical Care Affiliates, LLC	Revolver Loan B	3,000,000	2,990,400
Tallgrass Operations, LLC	Delayed-Draw Term Loan	1,200,000	1,197,000
West Corp.	Revolver Loan	3,192,428	3,096,655
		$33,775,781	$33,011,007

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$73,237,355	$78,883,719
Return of capital	2,380,703	—
Total distributions	$75,618,058	$78,883,719

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation — investments	$(35,916,321)
Net unrealized appreciation (depreciation) — investments matured	(34,413,771)
Temporary book/tax differences	(90,810)
Post-October deferrals	(1,578,383)
Capital loss carryforward	(783,530,627)
Shares of beneficial interest	2,167,292,992
Total net assets	$1,311,763,080

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences, defaulted bonds and partnership interests.

33                         Invesco Senior Loan Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$48,144,741	$—	$48,144,741
February 29, 2016	10,160,798	—	10,160,798
February 28, 2017	237,412,030	—	237,412,030
February 28, 2018	312,979,210	—	312,979,210
February 28, 2019	93,431,313	—	93,431,313
Not subject to expiration	—	81,402,535	81,402,535
	$702,128,092	$81,402,535	$783,530,627
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $1,553,782,639 and $1,449,460,999, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$55,151,609
Aggregate unrealized (depreciation) of investment securities	(91,067,930)
Net unrealized appreciation of investment securities	$(35,916,321)

Cost of investments for tax purposes is $1,675,554,063.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, bond premium amortization and capital loss carryforward limitations, on February 28, 2014, undistributed net investment income (loss) was increased by $12,007,965, undistributed net realized gain (loss) was increased by $20,173,447 and shares of beneficial interest was decreased by $32,181,412. This reclassification had no effect on the net assets of the Fund.

34                         Invesco Senior Loan Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	23,323,232	$162,268,412	3,927,554	$26,599,779
Class B	296,117	2,063,031	77,946	528,471
Class C	10,602,896	73,814,602	2,337,867	15,785,296
Class Y (b)	341,003	2,381,969	—	—
Class IB	2,337,798	16,278,210	2,606,346	17,630,991
Class IC	209,348	1,457,009	223,585	1,510,301

Issued as reinvestment of dividends:
Class A	41,479	289,028	186,512	1,244,323
Class B	12,739	88,956	25,454	170,544
Class C	—	—	93,868	612,669
Class Y	1,817	12,715	—	—
Class IB	150,827	1,063,814	481,263	3,163,178
Class IC	40,696	284,001	94,189	628,689

Automatic conversion of Class B shares to Class A shares:
Class A	335,873	2,336,268	122,405	829,223
Class B	(332,881)	(2,336,268)	(122,088)	(829,223)

Reacquired:
Class A	(8,381,242)	(58,409,185)	(4,900,803)	(32,842,574)
Class B	(334,045)	(2,318,652)	(389,171)	(2,614,471)
Class C	(3,334,173)	(23,217,097)	(4,240,290)	(28,555,757)
Class Y	(6,147)	(43,030)	—	—
Class IB	(14,779,926)	(102,964,634)	(19,129,390)	(128,747,920)
Class IC	(1,459,786)	(10,170,683)	(1,617,512)	(10,911,565)
Net increase (decrease) in share activity	9,065,625	$62,878,466	(20,222,265)	$(135,798,046)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of November 8, 2013.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$10,272,062	$9,991,465

35                         Invesco Senior Loan Fund

NOTE 14—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2014:

		Amount per Share
Share Class	Record Date	Payable March 31, 2014
Class A	Daily	0.0281
Class B	Daily	0.0282
Class C	Daily	0.0238
Class Y	Daily	0.0296
Class IB	Daily	0.0296
Class IC	Daily	0.0287

NOTE 15—Repurchase of Shares

The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the offers is for not less than 6% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the year ended February 28, 2014, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)
March 15, 2013	6.0%	1,782,599	1.0%
April 19, 2013	6.0	2,315,633	1.3
May 17, 2013	6.0	1,893,127	1.1
June 21, 2013	6.0	2,336,359	1.3
July 19, 2013	6.0	2,626,708	1.4
August 16, 2013	6.0	2,689,090	1.5
September 20, 2013	6.0	2,453,340	1.3
October 18, 2013	6.0	2,478,621	1.3
November 15, 2013	6.0	2,472,205	1.3
December 20, 2013	6.0	3,272,868	1.7
January 17, 2014	6.0	3,127,975	1.7
February 21, 2014	6.0	3,340,383	1.8

36                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Years ended February 28,				Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
	2014		2013						2010		2009
Net asset value, beginning of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.48
Net investment income(a)	0.34		0.40		0.33		0.18		0.28		0.40
Net gains (losses) on securities (both realized and unrealized)	0.17		0.34		(0.15)		0.44		0.76		(1.86)
Total from investment operations	0.51		0.74		0.18		0.62		1.04		(1.46)
Less:
Dividends from net investment income	(0.40)		(0.43)		(0.33)		(0.18)		(0.31)		(0.42)
Return of capital	(0.01)		—		—		—		(0.04)		—
Total distributions	(0.41)		(0.43)		(0.33)		(0.18)		(0.35)		(0.42)
Net asset value, end of period	$6.99		$6.89		$6.58		$6.73		$6.29		$5.60
Total return at net asset value	7.58	%(b)(c)	11.56	%(b)(c)	2.80	%(b)(c)	9.97	%(b)(c)	18.78	%(b)	(18.60	)%(d)
Net assets, end of period (000’s omitted)	$232,475		$123,447		$122,252		$173,137		$188,589		$166,448
Portfolio turnover rate(e)	95%		101%		87%		44%		55%		33%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.92	%(c)(f)	1.71	%(c)	1.74	%(c)	1.71	%(c)(g)	1.89%		2.34%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.66	%(c)(f)	1.40	%(c)	1.47	%(c)	1.37	%(c)(g)	1.57%		1.86%
Without fee waivers and/or expense reimbursements	1.92	%(c)(f)	1.94	%(c)	1.99	%(c)	1.96	%(c)(g)	2.14%		2.59%
Ratio of net investment income with fee waivers and/or expense reimbursements	4.92	%(c)(f)	5.98	%(c)	5.10	%(c)	4.86	%(c)(g)	4.53%		7.57%

Senior indebtedness:
Total borrowings (000’s omitted)	$254,000		$211,000		$228,000		$178,000		$198,000		$132,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,164		$6,827		$6,732		$6,673		$6,239		$8,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.04%, 0.00% and 0.00% for the years ended February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% of early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $180,052.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

37                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class B
	Years ended February 28,				Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
	2014		2013						2010		2009
Net asset value, beginning of period	$6.91		$6.58		$6.73		$6.29		$5.60		$7.48
Net investment income(a)	0.34		0.39		0.28		0.15		0.23		0.36
Net gains (losses) on securities (both realized and unrealized)	0.18		0.34		(0.15)		0.44		0.77		(1.86)
Total from investment operations	0.52		0.73		0.13		0.59		1.00		(1.50)
Less:
Dividends from net investment income	(0.40)		(0.40)		(0.28)		(0.15)		(0.28)		(0.38)
Return of capital	(0.01)		—		—		—		(0.03)		—
Total distributions	(0.41)		(0.40)		(0.28)		(0.15)		(0.31)		(0.38)
Net asset value, end of period	$7.02		$6.91		$6.58		$6.73		$6.29		$5.60
Total return at net asset value	7.72	%(b)(c)	11.38	%(b)(c)	2.03	%(b)(c)	9.50	%(b)(c)	17.90	%(b)	(19.24	)%(d)
Net assets, end of period (000’s omitted)	$10,575		$12,888		$14,948		$19,455		$17,902		$16,974
Portfolio turnover rate(e)	95%		101%		87%		44%		55%		33%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.92	%(c)(f)	1.84	%(c)	2.49	%(c)	2.46	%(c)(g)	2.64%		3.11%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.66	%(c)(f)	1.53	%(c)	2.22	%(c)	2.12	%(c)(g)	2.32%		2.63%
Without fee waivers and/or expense reimbursements	1.92	%(c)(f)	2.07	%(c)	2.74	%(c)	2.71	%(c)(g)	2.89%		3.36%
Ratio of net investment income with fee waivers and/or expense reimbursements	4.92	%(c)(f)	5.85	%(c)	4.35	%(c)	4.10	%(c)(g)	3.79%		6.85%

Senior indebtedness:
Total borrowings (000’s omitted)	$254,000		$211,000		$228,000		$178,000		$198,000		$132,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,164		$6,827		$6,732		$6,673		$6,239		$8,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.17%, 0.75% and 0.75% for the years ended February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $11,364.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

38                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class C
	Years ended February 28,				Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
	2014		2013						2010		2009
Net asset value, beginning of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.48
Net investment income(a)	0.29		0.35		0.28		0.15		0.23		0.36
Net gains (losses) on securities (both realized and unrealized)	0.18		0.33		(0.15)		0.44		0.77		(1.86)
Total from investment operations	0.47		0.68		0.13		0.59		1.00		(1.50)
Less:
Dividends from net investment income	(0.35)		(0.37)		(0.28)		(0.15)		(0.28)		(0.38)
Return of capital	(0.01)		—		—		—		(0.03)		—
Total distributions	(0.36)		(0.37)		(0.28)		(0.15)		(0.31)		(0.38)
Net asset value, end of period	$7.00		$6.89		$6.58		$6.73		$6.29		$5.60
Total return at net asset value	6.93	%(b)(c)	10.67	%(b)(c)	2.03	%(b)(c)	9.50	%(b)(c)	17.90	%(b)	(19.24	)%(d)
Net assets, end of period (000’s omitted)	$195,205		$142,143		$147,551		$195,963		$207,828		$196,591
Portfolio turnover rate(e)	95%		101%		87%		44%		55%		33%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.67	%(c)(f)	2.46	%(c)	2.49	%(c)	2.46	%(c)(g)	2.64%		3.10%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.41	%(c)(f)	2.15	%(c)	2.22	%(c)	2.12	%(c)(g)	2.32%		2.62%
Without fee waivers and/or expense reimbursements	2.67	%(c)(f)	2.69	%(c)	2.74	%(c)	2.71	%(c)(g)	2.89%		3.35%
Ratio of net investment income with fee waivers and/or expense reimbursements	4.17	%(c)(f)	5.23	%(c)	4.35	%(c)	4.11	%(c)(g)	3.79%		6.83%

Senior indebtedness:
Total borrowings (000’s omitted)	$254,000		$211,000		$228,000		$178,000		$198,000		$132,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,164		$6,827		$6,732		$6,673		$6,239		$8,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 1.00%, 0.79%, 0.75% and 0.75% for the years ended February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $167,894.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

39                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class Y
	Year ended February 28, 2014(a)
Net asset value, beginning of period	$6.96
Net investment income(b)	0.11
Net gains on securities (both realized and unrealized)	0.04
Total from investment operations	0.15
Less:
Dividends from net investment income	(0.10)
Return of capital	(0.01)
Total distributions	(0.11)
Net asset value, end of period	$7.00
Total return at net asset value(c)	2.22%
Net assets, end of period (000’s omitted)	$2,357
Portfolio turnover rate(d)	95%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.60	%(e)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.37	%(e)
Without fee waivers and/or expense reimbursements	1.60	%(e)
Ratio of net investment income with fee waivers and/or expense reimbursements	5.24	%(e)

Senior indebtedness:
Total borrowings (000’s omitted)	$254,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$6,164

(a)	Commencement date of November 8, 2013.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,055.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

40                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class IB
	Years ended February 28,				Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
	2014		2013						2010		2009
Net asset value, beginning of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.49
Net investment income(a)	0.36		0.40		0.33		0.18		0.28		0.40
Net gains (losses) on securities (both realized and unrealized)	0.18		0.34		(0.15)		0.44		0.76		(1.87)
Total from investment operations	0.54		0.74		0.18		0.62		1.04		(1.47)
Less:
Dividends from net investment income	(0.42)		(0.43)		(0.33)		(0.18)		(0.31)		(0.42)
Return of capital	(0.01)		—		—		—		(0.04)		—
Total distributions	(0.43)		(0.43)		(0.33)		(0.18)		(0.35)		(0.42)
Net asset value, end of period	$7.00		$6.89		$6.58		$6.73		$6.29		$5.60
Total return at net asset value	8.00	%(b)	11.59	%(b)	2.80	%(b)	9.97	%(b)	18.77	%(b)	(18.56	)%(c)
Net assets, end of period (000’s omitted)	$805,123		$877,598		$943,491		$526,800		$527,108		$520,252
Portfolio turnover rate(d)	95%		101%		87%		44%		55%		33%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.67	%(e)	1.67%		1.74%		1.71	%(f)	1.89%		2.34%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.41	%(e)	1.36%		1.47%		1.37	%(f)	1.57%		1.88%
Without fee waivers and/or expense reimbursements	1.67	%(e)	1.69%		—		—		—		—
Ratio of net investment income with fee waivers and/or expense reimbursements	5.17	%(e)	6.02%		5.10%		4.85	%(f)	4.54%		7.60%

Senior indebtedness:
Total borrowings (000’s omitted)	$254,000		$211,000		$228,000		$178,000		$198,000		$132,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$6,164		$6,827		$6,732		$6,673		$6,239		$8,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $844,386.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

41                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class IC
	Years ended February 28,				Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
	2014		2013						2010		2009
Net asset value, beginning of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.49
Net investment income(a)	0.36		0.40		0.33		0.18		0.28		0.40
Net gains (losses) on securities (both realized and unrealized)	0.18		0.34		(0.15)		0.44		0.76		(1.87)
Total from investment operations	0.54		0.74		0.18		0.62		1.04		(1.47)
Less:
Dividends from net investment income	(0.42)		(0.43)		(0.33)		(0.18)		(0.31)		(0.42)
Return of capital	(0.01)		—		—		—		(0.04)		—
Total distributions	(0.43)		(0.43)		(0.33)		(0.18)		(0.35)		(0.42)
Net asset value, end of period	$7.00		$6.89		$6.58		$6.73		$6.29		$5.60
Total return at net asset value	7.83	%(b)(c)	11.57	%(b)(c)	2.80	%(b)(c)	9.97	%(b)(c)	18.77	%(b)	(18.71	)%(d)
Net assets, end of period (000’s omitted)	$66,029		$73,356		$78,600		$94,440		$95,928		$94,721
Portfolio turnover rate(e)	95%		101%		87%		44%		55%		33%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.82	%(c)(f)	1.69	%(c)	1.74	%(c)	1.71	%(c)(g)	1.89%		2.35%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.56	%(c)(f)	1.38	%(c)	1.47	%(c)	1.37	%(c)(g)	1.57%		1.88%
Without fee waivers and/or expense reimbursements	1.82	%(c)(f)	1.84	%(c)	1.89	%(c)	1.86	%(c)(g)	2.04%		2.50%
Ratio of net investment income with fee waivers and/or expense reimbursements	5.02	%(c)(f)	6.00	%(c)	5.10	%(c)	4.85	%(c)(g)	4.54%		7.60%

Senior indebtedness:
Total borrowings (000’s omitted)	$254,000		$211,000		$228,000		$178,000		$198,000		$132,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,164		$6,827		$6,732		$6,673		$6,239		$8,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.15%, 0.02%, 0.00% and 0.00% for the years ended February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined service fees of up to 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $70,172.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 17—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which

42                         Invesco Senior Loan Fund

was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013. The Fund has accrued $43,880 in expenses relating to these matters during the year ended February 28, 2014.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

43                         Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Loan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Senior Loan Fund (hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the seven month period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended July 31, 2009 were audited by another independent registered public accounting firm whose report dated September 22, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 29, 2014

Houston, Texas

44                         Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014. The actual ending account value and expenses of the Class Y shares in the example below are based on an investment of $1,000 invested as of close of business November 11, 2013 and held through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business November 11, 2013 through February 28, 2014 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[3]
A	$1,000.00	$1,036.90	$9.29	$1,015.67	$9.20	1.84%
B	1,000.00	1,038.30	9.30	1,015.67	9.20	1.84
C	1,000.00	1,034.50	13.07	1,011.95	12.92	2.59
Y	1,000.00	1,022.20	4.88	1,016.86	8.00	1.60
IB	1,000.00	1,038.10	8.03	1,016.91	7.95	1.59
IC	1,000.00	1,038.90	8.80	1,016.17	8.70	1.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013, through February 28, 2014 (as of close of business November 11, 2013 through February 28, 2014 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 110 (as of close of business November 11, 2013 through February 28, 2014)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.

45                         Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	1.97%
Corporate Dividends Received Deduction*	1.96%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46                         Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for an indefinite term, subject to resignation, removal or retirement as provided in the Fund’s governing document, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex; Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy.
Independent Trustees
David C. Arch — 1945 Trustee	1997	Chairman of Blistex Inc., a consumer health care products manufacturer.	136	Trustee/Managing General Partner of funds in the Fund Complex; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the, Edward-Elmhurst Hospital.
Jerry D. Choate — 1938 Trustee	2003	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee of Amgen Inc., a biotechnological company; Director since 1999 and member of the nominating and governance committee and compensation and executive committee of Valero Energy Corporation, a crude oil refining and marketing company.
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the Brain Research Foundation. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director of First Solar, Inc. and Member of the Advisory Board of True North Ventures.
Hugo F. Sonnenschein — 1940 Trustee	1997	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. From 2001 to 2003, Chief Communications Officer, and from 1993-2001, Chief Operating Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution.	13	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center. Trustee of Colorado College. Trustee of California Institute of Technology. Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; From 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; From 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; From 2008-2009, director of Changing World Technologies, Inc., an energy manufacturing company; From 2006-2009, director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools.

T-2                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

			N/A	N/A
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

			N/A	N/A

T-3                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco (Chicago) Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom , LLP Four Times Square New York, NY 10036	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Senior Loan Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.‘s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05845	VK-SLO-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$58,175	N/A	$68,500	N/A
Audit-Related Fees(2)	$6,000	0%	$6,500	0%
Tax Fees(3)	$12,050	0%	$9,100	0%
All Other Fees(4)	$1,923	0%	$0	0%

Total Fees	$72,148	0%	$84,100	0%

(g) PWC billed the Registrant aggregate non-audit fees of $19,973 for the fiscal year ended 2014, and $15,600 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to variable municipal term preferred shares. Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to variable municipal term preferred shares.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

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B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

November 2013

approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

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Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

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V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

November 2013

that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Loan Fund

By:	/s/ Colin Meadows
Colin D. Meadows
Principal Executive Officer

Date: May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin D. Meadows
Principal Executive Officer

Date: May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.